Exhibit 99.1

Jaguar Health to Host Investor Call Nov. 14th at 9 a.m. Eastern Regarding Interim Analysis of HALT-D Study of Mytesi (Crofelemer) for Prevention of Diarrhea in Breast Cancer Patients, Q3 Financials & Business Updates

Company Plans to File Q3 2019 10-Q on November 14, 2019

San Francisco, CA (November 12, 2019): Jaguar Health, Inc. (NASDAQ: JAGX) (“Jaguar” or the “Company”) today announced that Company management will host a conference call on Thursday, November 14th, 2019 at 9 a.m. Eastern Time to provide updates regarding the interim analysis of the third-party, investigator-initiated Phase 2 HALT-D study evaluating Mytesi® (crofelemer) for prevention and prophylaxis of diarrhea in breast cancer patients, and to review financials and business updates for the third quarter of 2019. Mytesi (crofelemer) is Jaguar’s FDA-approved drug product indicated for the symptomatic relief of noninfectious diarrhea in adult patients with HIV/AIDS on antiretroviral therapy.

On November 14, 2019 the Company plans to file with the U.S. Securities and Exchange Commission its quarterly report on Form 10-Q for the three months ended September 30, 2019.

Dial-In Instructions for Conference Call

When: November 14, 2019 at 9 a.m. Eastern Time

Dial-in (US Toll Free): 800-289-0438

Dial-in (International): 323-794-2423

Conference ID number: 3702255

Live webcast on the investor relations section of Jaguar’s website (click here)

Replay Instructions

Dial-in (US Toll Free): 844-512-2921

Dial-in (International): 412-317-6671

Replay Pin Number: 3702255

Replay of the webcast on the investor relations section of Jaguar’s website (click here)

About Jaguar Health, Inc.

Jaguar Health, Inc. is a commercial stage pharmaceuticals company focused on developing novel, sustainably derived gastrointestinal products on a global basis. Our wholly-owned subsidiary, Napo Pharmaceuticals, Inc., focuses on developing and commercializing proprietary human gastrointestinal pharmaceuticals for the global marketplace from plants used traditionally in rainforest areas. Our Mytesi® (crofelemer) product is approved by the U.S. FDA for the symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy.

For more information about Jaguar, please visit jaguar.health. For more information about Napo, visit napopharma.com.

About Mytesi®

Mytesi® (crofelemer) is an antidiarrheal indicated for the symptomatic relief of noninfectious diarrhea in adult patients with HIV/AIDS on antiretroviral therapy (ART). Mytesi® is not indicated for the treatment of infectious diarrhea. Rule out infectious etiologies of diarrhea before starting Mytesi®. If infectious etiologies are not considered, there is a risk that patients with infectious etiologies will not receive the appropriate therapy and their disease may worsen. In clinical studies, the most common adverse reactions occurring at a rate greater than placebo were upper respiratory tract infection (5.7%), bronchitis (3.9%), cough (3.5%), flatulence (3.1%), and increased bilirubin (3.1%).

More information and complete Prescribing Information are available at Mytesi.com. Crofelemer, the active ingredient in Mytesi®, is a botanical (plant-based) drug extracted and purified from the red bark sap of the medicinal Croton lechleri tree in the Amazon rainforest. Napo has established a sustainable harvesting program for crofelemer to ensure a high degree of quality and ecological integrity.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” These include statements regarding the expectation that Jaguar will host a conference call on November 14, 2019. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Jaguar has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond Jaguar’s control. Except as required by applicable law, Jaguar does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Source: Jaguar Health, Inc.

Contact:

Peter Hodge

Jaguar Health, Inc.

phodge@jaguar.health

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